UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 31, 2007
Date of Report (Date of earliest event reported)
COMPLETE PRODUCTION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32058	72-1503959
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

11700 Old Katy Road, Suite 300		77079
Houston, Texas		(Zip Code)
(Address of principal executive
offices)
Registrant’s telephone number, including area code: (281) 372-2300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e). Departure of Directors or Principal Officers’ Election of Directors’ Appointment of Principal Officers’ Compensatory Arrangements of Certain Officers.
Complete Production Services, Inc. Amended and Restated 2001 Stock Incentive Plan
     On January 26, 2007, the Compensation Committee of the Board of Directors of Complete Production Services, Inc. (the “Company”) approved grants of options and restricted shares of common stock under the Company’s Amended and Restated 2001 Stock Incentive Plan (the “2001 Incentive Plan”) to the Company’s Chief Executive Officer and each of its other executive officers, which grants are effective as of January 31, 2007, the last business day of January in accordance with the Compensation Committee’s policy on annual option grants. The per share exercise price was $19.87, based on the closing sale price of the Company’s common stock on January 31, 2007, the date of grant. These awards are reflected on revised award agreements approved by the Compensation Committee in August 2006, which reflect, in part, modified exercise periods following retirement and terminations for cause, and which remove certain provisions that were no longer applicable due to the initial public offering of the common stock. The options and restricted stock vest in equal annual installments over a three-year period on each anniversary of the grant date, subject to continued service with the Company, and the options have a ten-year term.

     The options and shares of restricted stock granted to our Chief Executive Officer and each of the other executive officers of the Company are summarized in the following table:

	Number of Shares of	Number of Shares of
	Common Stock	Restricted Stock
Name and Title	Underlying the Option
Joseph C. Winkler, President and Chief Executive Officer	87,200	20,500
J. Michael Mayer, Senior Vice President and Chief Financial Officer	28,100	6,600
James F. Maroney II, Vice President, Secretary and General Counsel	19,900	4,700
Kenneth L. Nibling, Vice President — Human Resources and Administration	18,700	4,400
Robert L. Weisgarber, Vice President — Accounting and Controller	14,500	3,400
Copies of the Form of Stock Option Agreement and Form of Restricted Stock Agreement are attached hereto as exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The Compensation Committee has the discretion to determine for future awards, the identity of grantees, number of shares covered by the award, exercise and purchase prices, vesting schedules and conditions and terms of awards.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed herewith:
10.1	Form of Stock Option Agreement and Signature Page for Executive Officers

10.2	Form of Restricted Stock Agreement and Signature Page for Executive Officers

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Complete Production Services, Inc.
Date: February 1, 2007	By:	/s/ J. Michael Mayer
J. Michael Mayer
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
10.1	Form of Stock Option Agreement and Signature Page for Executive Officers
10.2	Form of Restricted Stock Agreement and Signature Page for Executive Officers

5